Exhibit 99.2
PennyMac Financial Services, Inc. 3Q24 EARNINGS REPORT October 2024

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “project,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, prepayment rates and the housing market; future loan origination, servicing and production, including future production, operating and hedge expenses; future loan delinquencies, defaults and forbearances; future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; changes in real estate values, housing prices and housing sales; changes in macroeconomic, consumer and real estate market conditions; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our business; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights; our substantial amount of indebtedness; increases in loan delinquencies, defaults and forbearances; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; investment management and incentive fees; conflicts of interest in allocating our services and investment opportunities among us and our advised entity; our ability to mitigate cybersecurity risks, cyber incidents and technology disruptions; the effect of public opinion on our reputation; our exposure to risks of loss and disruptions in operations resulting from severe weather events, man-made or other natural conditions, including climate change and pandemics; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only. This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as pretax income excluding valuation-related items and operating net income that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosures have limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP. 2 FORWARD-LOOKING STATEMENTS

3 PRODUCTION INVESTMENT MANAGEMENT Annualized SERVICING return on equity Annualized operating return on equity⁽³⁾ 8% 20% Net income Diluted EPS⁽¹⁾ $69mm $1.30 Pretax income Total loan acquisitions and originations⁽²⁾ PFSI correspondent lock volume Broker direct lock volume Consumer direct lock volume $108mm $31.7bn $20.7bn $5.3bn $5.2bn Pretax income MSR⁽¹⁾ fair value changes, and hedging results MSR fair value changes and hedging impact to diluted EPS Pretax income excluding valuation-related items⁽⁴⁾ Total servicing portfolio UPB⁽¹⁾⁽²⁾ $(15)mm $(160)mm $(2.19) $151mm $648bn Pretax income Net AUM⁽¹⁾ Revenue $1mm $1.9bn $9.4mm THIRD QUARTER HIGHLIGHTS 3Q24 Results Book value per share Dividend per common share $72.95 $0.30 Note: All figures are for 3Q24 or are as of 9/30/24 (1) EPS = earnings per share; MSR = mortgage servicing rights; UPB = unpaid principal balance, includes loans held for sale at fair value; AUM = assets under management (2) Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT) (3) See slide 32 for a reconciliation of GAAP net income to non-GAAP annualized operating return on equity (4) Excludes $402 million in MSR fair value declines, $242 million in hedging gains, and a $6 million provision for losses on active loans - see slide 13 for additional details Strong operating results partially offset by net fair value declines on hedged mortgage servicing rights

4 ORIGINATION MARKET EXPECTATIONS REFLECT GROWTH U.S. Mortgage Origination Market(1) ($ in trillions) Mortgage Rates Have Declined Note: Figures may not sum due to rounding (1) Actual originations: Inside Mortgage Finance. Forecast originations: Average of Mortgage Bankers Association (9/23/24) and Fannie Mae (10/10/24) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 6.44% as of 10/17/24 • Current third-party estimates for industry originations average $1.7 trillion in 2024 and $2.3 trillion in 2025, reflecting projections for rates to decline and growth in overall volumes • Mortgage banking companies with large servicing portfolios and diversified business models are positioned to generate meaningful profitability as the mortgage markets decrease or increase in size Purchase Average 30-year fixed rate mortgage Refinance (2)

Mortgage Banking Operating Pretax Income ($ in millions) Production Servicing net of valuation related changes and non-recurring items(1) • Continued increase in operating return on equity in recent periods as the mortgage market improves ‒ Production pretax income was up 161% from the prior quarter, driven by strong contributions from the direct lending channels ‒ Servicing to continue providing a strong base level of operating earnings, with additional upside potential for the production segment as the origination market grows 5 BUILDING ON DOUBLE DIGIT OPERATING RETURNS IN 2024 Annualized Operating ROE(1) Note: Figures may not sum due to rounding (1) See slide 32 for a reconciliation of GAAP to non-GAAP items

6 EARNINGS GROWTH TO BE DRIVEN BY REFINANCE RECAPTURE OPPORTUNITY Gov’t. Loan Refinance Recapture Rates Conv. Loans Refinance Recapture Rates > 7.00% 6.50 - 6.99% 6.00 - 6.49% 5.50 - 5.99% 5.00 - 5.49% > 7.00% 6.50 - 6.99% 6.00 - 6.49% 5.50 - 5.99% 5.00 - 5.49% • Large opportunity as borrowers with loans originated at higher note rates seek to refinance ‒ Higher recapture rates for government-insured or guaranteed loans versus conventional loans due to streamlined refinance programs ‒ Introduction of closed-end second liens in 2022 for customers to access home equity while retaining their low-rate, first lien mortgage • We currently expect annualized operating returns on equity in the high-teens to low-twenties (1) Includes first-lien conventional and other loans serviced for PFSI’s own account as well as those subserviced loans for PMT in 2025 (2) Numerator = UPB of new consumer direct first lien refinance originations; denominator = UPB of payoffs with no transfer of title or MLS listing identified (3) Numerator = UPB of new consumer direct first lien refinance originations + UPB of new consumer direct closed-end second lien (CES) originations from portfolio customers + UPB of retained first-liens for associated CES originations; denominator = UPB of payoffs with no transfer of title or MLS listing identified + UPB of retained first-liens for associated CES originations Refinance recapture(2) Refinance recapture (inc. CES)(3) Refinance recapture(2) Refinance recapture (inc. CES)(3) Gov’t. Loans: Note Rates >5% (UPB in billions) Conv. Loans: Note Rates >5%(1) (UPB in billions) 9/30/24 9/30/24

7 Operating Expenses (bps of average servicing portfolio UPB) Revenue From Servicing & Placement Fees ($ in millions) SERVICING PROVIDES GROWING CASH FLOW AND SCALE BENEFITS • Increasing revenue contribution due to portfolio growth over time • Higher proportion of owned servicing in more recent periods drives increased servicing fees • Increasing contribution from placement fees driven by higher short-term rates in the current market environment • Increased scale and efficiency as the portfolio grows • Lower variable costs due to the implementation of SSE, our proprietary servicing system in 2019 • Continuing to increase efficiency through the use of emerging technologies, including capabilities of generative artificial intelligence • Delinquencies remain low in the current market environment, further reducing operating expenses (1) (1) (1) LTM = Last Twelve Months Loan servicing, ancillary, and other fees Earnings on custodial balances and deposits and other income

PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 8 Loan Servicing Market Share Correspondent Production Market Share(1) (1) Broker Direct Market Share(1) Consumer Direct Market Share(1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share: Inside Mortgage Finance; excludes second lien originations. For LTM 3Q24, we estimate $1.5 trillion in total origination volume, and that the correspondent channel represented 29% of the overall origination market, retail represented 53%, and broker represented 18%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $648 billion divided by $14.2 trillion in mortgage debt outstanding

9 PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL Broker Direct (UPB in billions) Consumer Direct (UPB in billions) Note: Figures may not sum due to rounding (1) Government-insured or guaranteed loans and certain conventional loans acquired through PMT’s correspondent production business and subsequently sold to PFSI; PFSI earns income from holding and selling or securitizing the loans (2) Loans fulfilled for PMT; for these loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans (3) Includes locks related to both PFSI and PMT loan acquisitions (4) Commitments to originate mortgage loans at specified terms at period end Correspondent (UPB in billions) Conv. and Jumbo Acquisitions - for PMT(2) Total Locks(3) Originations Locks Locks: (UPB in billions) $9.1 Acquisitions: (UPB in billions) $9.2 Locks: (UPB in billions) $1.9 Originations: (UPB in billions) $1.6 Committed pipeline(4): (UPB in billions) $2.0 Locks: (UPB in billions) $1.6 Originations: (UPB in billions) $1.2 Committed pipeline(4): (UPB in billions) $2.7 Originations Locks Conv. Acquisitions - for PFSI(1) Gov’t. Acquisitions - for PFSI(1) October 2024 (Estimated) October 2024 (Estimated) October 2024 (Estimated)

• Revenue per fallout adjusted lock for PFSI’s own account was 88 basis points in 3Q24, up from 62 basis points in 2Q24 ‒ Higher volumes across all three channels, with the largest increase in consumer direct; lower margins in consumer direct due to a higher percentage of refinance loans versus lower-balance closed end second liens • Production expenses (net of loan origination expense) increased 18% from the prior quarter due to higher volumes in the direct lending channels 10 DRIVERS OF PRODUCTION SEGMENT RESULTS (1) Expected revenue net of direct origination costs at time of lock (2) Includes government-insured or guaranteed loans and certain conventional loans for PFSI’s own account (3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items 3Q23 2Q24 3Q24 ($ in millions) Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue PFSI Correspondent(2) $ 20,060 33 $ 66.6 46% $ 20,503 30 $ 61.3 38% $ 19,887 33 $ 65.3 26% Broker Direct 2,267 97 22.0 15% 3,105 103 32.0 20% 3,763 97 36.4 15% Consumer Direct 1,065 474 50.4 35% 1,764 393 69.3 43% 3,421 323 110.4 44% Other(3) n/a n/a 1.0 1% n/a n/a (4.7) (3)% n/a n/a 26.6 11% Total PFSI account revenues (net of Loan origination expense) $ 23,392 60 $ 140.0 96% $ 25,372 62 $ 157.8 97% $ 27,071 88 $ 238.6 95% PMT Conventional Correspondent 2,667 21 5.5 4% 2,148 21 4.4 3% 6,894 17 11.5 5% Total Production revenues (net of Loan origination expense) 56 $ 145.6 100% 59 $ 162.3 100% 74 $ 250.1 100% Production expenses (less Loan origination expense) $ 26,059 46 $ 120.4 83% $ 27,520 44 $ 121.0 75% $ 33,964 42 $ 142.3 57% Production segment pretax income 10 $ 25.2 17% 15 $ 41.3 25% 32 $ 107.9 43%

Correspondent Broker Direct PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL 11 Consumer Direct ● Pennymac remains the largest correspondent aggregator in the U.S. ● Lock and acquisition volumes for PFSI’s account were down 2% from 2Q24 as PMT retained approximately 42% of total conventional correspondent production in 3Q24 compared to 18% in 2Q24 ‒ We expect PMT to retain approximately 15 - 25% of total conventional correspondent production in 4Q24 ● 794 correspondent sellers at September 30, 2024, essentially unchanged from June 30, 2024 ● Purchase volume in 3Q24 was 91% of total acquisitions Multi-channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio ● Lock volumes were up 24% and originations were up 8% from 2Q24 ● Approved brokers totaled 4,411 at September 30, 2024, up 3% from June 30, 2024 and 25% from September 30, 2023, representing approximately a quarter of the total population of brokers ‒ Top brokers see Pennymac as a strong alternative to the top two channel lenders ● Purchase volume in 3Q24 was 82% of total originations ● Strong trends in jumbo originations, which were 11% of total originations in 3Q24 ● Lock volumes were up 93% and originations were up 69% from 2Q24 ‒ Increase due primarily to higher refinance volumes ● Continue to provide for the spectrum of needs of the nearly 2.6 million customers in our servicing portfolio ‒ Refinance lock volume in 3Q24 was $4.8 billion, or 92% of total locks, up from $2.2 billion, or 83% of total locks in 2Q24 ‒ 97% of total origination volume, including both first and second-lien, was sourced from our large and growing servicing portfolio ‒ $278 million of closed-end second lien mortgage loans funded in 3Q24, up from $257 million in 2Q24

Selected Operational Metrics 2Q24 3Q24 Loans serviced (in thousands) 2,513 2,558 60+ day delinquency rate - owned portfolio(1) 3.0% 3.4% 60+ day delinquency rate - sub-serviced portfolio(2) 0.6% 0.6% Actual CPR - owned portfolio(1) 6.7% 8.5% Actual CPR - sub-serviced portfolio(2) 5.6% 5.7% UPB of completed modifications ($ in millions)(3) $3,213 $3,186 EBO loan volume ($ in millions)(4) $665 $694 Prime owned Prime subserviced and other SERVICING SEGMENT HIGHLIGHTS 12 Loan Servicing Portfolio Composition (UPB in billions) Net Portfolio Growth (UPB in billions) (1) Owned portfolio is predominantly government-insured and guaranteed loans – see Appendix slide 27 for additional details; delinquency data based on loan count (i.e., not UPB); CPR = Conditional Prepayment Rate (2) Represents PMT’s MSRs that we service (3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs (4) Early buyouts of delinquent loans from Ginnie Mae pools during the period (5) Also includes loans sold with servicing released in connection with any asset sales by PMT (6) Includes consumer and broker direct production, government and conventional correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT (5) (6) • Servicing portfolio totaled $648.1 billion in UPB at September 30, 2024, up 2% Q/Q and 10% Y/Y • Production volumes more than offset prepayment activity, leading to continued portfolio growth • 60+ day delinquency rates for owned MSR increased slightly from the end of the prior quarter • Modification and EBO loan volume were relatively unchanged from the prior quarter

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES 13 (1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees (4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes • Loan servicing fees increased from the prior quarter due to growth in the owned portfolio; operating expenses increased slightly • Earnings on custodial balances and deposits increased from the prior quarter due to higher average balances – Custodial funds managed for PFSI’s owned servicing portfolio averaged $6.9 billion in 3Q24, up from $5.7 billion in 2Q24 • Realization of cash flows increased $25 million from the prior quarter due to continued growth of the owned portfolio and higher prepayment expectations due to lower mortgage rates 3Q23 2Q24 3Q24 $ in millions basis points⁽¹⁾ $ in millions basis points⁽¹⁾ $ in millions basis points⁽¹⁾ Loan servicing fees $ 387.9 26.7 $ 440.7 28.2 $ 462.0 28.9 Earnings on custodial balances and deposits and other income 99.4 6.8 111.6 7.1 137.9 8.6 Realization of MSR cash flows (177.8) (12.2) (200.7) (12.9) (225.8) (14.1) EBO loan-related revenue⁽²⁾ 29.0 2.0 26.8 1.7 29.7 1.9 Servicing expenses: Operating expenses (111.2) (7.6) (91.4) (5.9) (102.9) (6.4) Payoff-related expense⁽³⁾ (9.4) (0.6) (10.4) (0.7) (18.5) (1.2) Losses and provisions for defaulted loans (10.3) (0.7) (13.3) (0.9) (13.4) (0.8) EBO loan transaction-related expense (0.2) (0.0) (0.6) (0.0) (0.7) (0.0) Interest expense (87.5) (6.0) (113.6) (7.3) (116.9) (7.3) Non-GAAP: Pretax income excluding fair value changes and non-recurring items $ 120.0 8.2 $ 149.0 9.5 $ 151.4 9.5 Valuation-related changes MSR fair value⁽⁴⁾ 398.9 99.4 (402.4) Hedging derivatives gains (losses) (423.7) (171.8) 242.1 (Provision for) reversal of losses on active loans⁽⁵⁾ 6.0 (0.6) (5.7) Non-GAAP: Servicing segment pretax income excluding non-recurring items $ 101.2 $ 76.1 $ (14.6) Non-recurring items - 12.5 - GAAP: Servicing segment pretax income $ 101.2 $ 88.5 $ (14.6) Average servicing portfolio UPB $ 582,262 $ 624,746 $ 640,492

14 HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI’S RESULTS MSR Valuation Changes and Offsets ($ in millions) MSR fair value change before realization of cash flows Hedging and related gains (losses) Production pretax income • PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedging strategy that also considers production-related income • In 3Q24, MSR fair value decreased due to lower market interest rates • Hedging gains, excluding hedge costs, offset 78% of MSR fair value declines – Hedge costs were significantly elevated during the quarter given interest rate volatility and the inverted yield curve • Production pretax income was $108 million, up from $41 million in the prior quarter

INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 15 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions) ● Net AUM as of September 30, 2024 were $1.9 billion, essentially unchanged from June 30, 2024 and September 30, 2023 ● Investment Management segment revenues were $9.4 million, essentially unchanged from 2Q24 and up 7% from 3Q23

APPENDIX

17 ESTABLISHED LEADER WITH SUBSTANTIAL LONG-TERM GROWTH POTENTIAL IN SERVICING(1) YEARS FOR PFSI AS A PUBLIC COMPANY YEARS OF OPERATIONS PMT • CORRESPONDENT PRODUCTION • BROKER DIRECT • CONSUMER DIRECT IN PRODUCTION(1) IS A LEADING RESIDENTIAL MORTGAGE REIT # $648 billion outstanding 16 11 $107 billion in LTM 3Q24 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT; all figures are as of 9/30/24 unless otherwise noted (1) Inside Mortgage Finance for the 12 months ended 6/30/24 or as of 6/30/24 $1.9 billion in assets under management 6 15-year track record #2 2.6 million customers

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 18 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third-party sellers Fulfillment fees for PMT’s delegated conventional loans PFSI earns gains on all loan production with the exception of loans fulfilled for PMT Broker direct and consumer direct origination of conventional and government-insured loans LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage-related assets: GSE credit risk transfer investments MSR investments Investments in agency MBS, senior non-agency MBS and asset-backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well-positioned to navigate the current market and regulatory environment

19 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, broker direct and consumer direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase-money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Large volumes of production grow servicing portfolio Loan Production nd largest in the U.S.(1) Loan Servicing th largest in the U.S.(1) In both businesses, scale and efficiency are critical for success 2 6 Customer base of 2.6 million drives leads for consumer direct Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT; all figures are as of 9/30/24 unless otherwise noted (1) Inside Mortgage Finance for the 12 months ended 6/30/24 or as of 6/30/24

20 TOP LENDER WITH COMPREHENSIVE AND EFFICIENT MULTI-CHANNEL PLATFORM Centralized, cost-efficient fulfillment division supports all channels Multiple access points to the origination market with a proven ability to allocate resources towards channels with opportunity in the current environment Significant and ongoing investments in mortgage-banking technology provide an exceptional loan origination experience for our customers and business partners Scalable technology platform providing our consumers, brokers and correspondent partners with the liquidity, tools and products they need to succeed (1) Inside Mortgage Finance; includes volumes fulfilled for PMT Strong access to purchase market Drives organic servicing portfolio growth Strong access to purchase market Positive and consistent execution for brokers Internet and call-center based Cost-efficient leads from our large servicing portfolio Correspondent Broker Direct Consumer Direct #2 producer of residential mortgage loans in LTM 2Q24⁽¹⁾ 20

21 TECHNOLOGY INNOVATION TO UNLOCK ADDITIONAL STAKEHOLDER VALUE Servicing Systems Environment Direct and white label subservicing Partnerships with third parties Commercialization Drive efficiencies for our core businesses Leverage SSE to expand our current sub-servicing business beyond PMT Commercialize SSE into a multi-tenant, industry-leading servicing software platform Partner with innovative technologists to develop a comprehensive marketplace of next generation mortgage banking technology Proven, low-cost servicing system with multiple competitive advantages versus others in the market With our SSE technology free and clear of any restrictions on use or development, we are actively exploring a continuum of potential opportunities with benefits for our many stakeholders

PFSI Purchase Mix Industry Purchase Mix(5) 22 TRACK RECORD OF STRONG PERFORMANCE ACROSS MARKET ENVIRONMENTS Proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year; initial public offering was May 8, 2013 (2) Adjusted return on equity was 7% excluding arbitration accrual of $158 million and related tax impact (3) Inside Mortgage Finance Average: 21% U.S. Origination Market(3) (in trillions) PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) 10-Year Treasury Yield(4) (4) Bloomberg (5) Inside Mortgage Finance for historical industry purchase mix, 3Q24 is an estimate of Mortgage Bankers Association (9/23/24) and Fannie Mae (10/10/24) forecasts

MSR & Servicing Advance Financing PFSI’S STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES 23 Low Debt-to-Equity (D/E) Ratio Diverse Financing Sources High Tangible Net Worth (TNW)(2)/Assets • High tangible net worth (TNW) / assets excluding loans eligible for repurchase • Targeted debt-to-equity ratio near or below 3.5x with fluctuations largely driven by the origination environment or other market opportunities • Targeted non-funding debt-to-equity ratio below 1.5x • Unsecured senior notes provide low, fixed interest rates; first maturity in October 2025 • As of September 30, 2024 total liquidity including cash and amounts available to draw with collateral pledged was $3.8 billion Non-funding D/E(1) Total D/E TNW / Assets TNW / Assets ex. Loans eligible for repurchase Financing capacity across multiple banks Note: All figures are as of September 30, 2024 (1) Non-funding debt includes face value of unsecured senior notes and notes payable secured by MSR, in addition to the amount drawn on the variable funding note (2) Tangible net worth excludes capitalized software

CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 24 Average 30-year fixed rate mortgage(1) Macroeconomic Metrics(3) Footnotes 10-year Treasury Bond Yield(2) 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 10-year Treasury bond yield 4.6% 3.9% 4.2% 4.4% 3.8% 2/10 year Treasury yield spread -0.5% -0.4% -0.4% -0.4% 0.1% 30-year fixed rate mortgage 7.3% 6.6% 6.8% 6.9% 6.1% Secondary mortgage rate 6.3% 5.3% 5.6% 5.8% 5.0% U.S. home price appreciation (Y/Y% change) 4.1% 5.7% 6.5% 5.5% 5.0% Residential mortgage originations (in billions) $405 $315 $325 $435 $470 6.86% 6.08% 4.40% 3.78% (1) Freddie Mac Primary Mortgage Market Survey. 6.44% as of 10/17/24 (2) U.S. Department of the Treasury. 4.09% as of 10/17/24 (3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 7/31/24 Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance

September 30, 2024 Mortgage Servicing Rights Unaudited ($ in millions) Pool UPB(1) $410,031 Weighted average coupon 4.4% Weighted average servicing fee/spread 0.38% Weighted average prepayment speed assumption (CPR) 9.1% Fair value $7,752 As a multiple of servicing fee 4.9 25 MSR ASSET VALUATION (1) Excludes loans held for sale at fair value

DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING 26 Historical Trends in Delinquency and Foreclosure Rates(1) 30-60 Day 60-90 Day 90+ Day In foreclosure Footnote ● Overall mortgage delinquency rates increased from the prior quarter but remain within expected levels for a predominately government-insured or guaranteed loan portfolio ● Servicing advances outstanding for PFSI’s MSR portfolio were approximately $331 million at September 30, 2024, essentially unchanged from June 30, 2024 ‒ No principal and interest advances are outstanding

27 PFSI’S OWNED MSR PORTFOLIO CHARACTERISTICS Note: Figures may not sum due to rounding (1) Government loans include loans securitized in Ginnie Mae pools as well as loans sold to private investors (2) Other represents MSRs collateralized by conventional loans sold to private investors (3) Loan-to-values for closed-end seconds include only the second lien balance (4) Excludes loans held for sale at fair value As of September 30, 2024 Segment UPB ($ in billions)⁽⁴⁾ % of Total UPB Loan count (in thousands) Note rate Seasoning (months) Remaining maturity (months) Loan size ($ in thousands) FICO credit score at origination Original LTV Current LTV 60+ Delinquency (by UPB) Government⁽¹⁾ FHA $144.8 35.3% 699 4.4% 46 317 $207 680 93% 68% 5.5% VA $124.4 30.3% 455 3.8% 38 321 $274 729 90% 69% 2.3% USDA $20.8 5.1% 141 4.0% 57 307 $148 699 98% 65% 5.3% GSE FNMA $50.5 12.3% 162 4.9% 27 317 $312 762 74% 61% 0.5% FHLMC $62.8 15.3% 195 5.2% 21 325 $321 758 75% 65% 0.5% Other and Closed-End Seconds Other⁽²⁾ $5.6 1.4% 15 6.8% 11 348 $366 771 74% 69% 0.2% Closed-End Seconds⁽³⁾ $1.1 0.3% 14 10.1% 9 248 $78 743 18% 17% 0.2% Grand Total $410.1 100.0% 1,681 4.4% 37 319 $244 719 87% 67% 3.1%

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 28 Note: Figures may not sum due to rounding Unaudited ($ in millions) 3Q23 4Q23 1Q24 2Q24 3Q24 Correspondent Acquisitions Conventional Conforming - for PMT $ 2,759 $ 2,477 $ 1,769 $ 2,195 $ 5,851 Conventional Conforming - for PFSI 9,933 10,129 8,190 10,007 8,092 Government - for PFSI 8,848 11,011 8,167 10,301 11,788 Jumbo - for PMT 1 3 3 34 97 Total $ 21,541 $ 23,620 $ 18,128 $ 22,537 $ 25,829 Broker Direct Originations - for PFSI Conventional Conforming $ 1,591 $ 1,560 $ 1,524 $ 2,059 $ 1,844 Government 621 623 619 865 1,183 Jumbo 10 18 42 241 368 Closed-end second liens - - 9 15 28 Total $ 2,223 $ 2,201 $ 2,193 $ 3,179 $ 3,424 Consumer Direct Originations - for PFSI Conventional Conforming $ 378 $ 264 $ 265 $ 374 $ 365 Government 741 372 931 804 1,786 Jumbo 3 2 - 12 15 Closed-end second liens 199 226 204 257 278 Total $ 1,322 $ 864 $ 1,400 $ 1,447 $ 2,444 Total acquisitions / originations $ 25,085 $ 26,685 $ 21,721 $ 27,163 $ 31,696 UPB of loans fulfilled for PMT (included in correspondent acquisitions $ 2,760 $ 2,480 $ 1,772 $ 2,229 $ 5,948

INTEREST RATE LOCKS BY PRODUCT 29 Note: Figures may not sum due to rounding Unaudited ($ in millions) 3Q23 4Q23 1Q24 2Q24 3Q24 Correspondent Locks Conventional Conforming - for PMT $ 3,493 $ 2,737 $ 2,472 $ 2,602 $ 7,373 Conventional Conforming - for PFSI 10,333 9,977 8,614 9,914 8,229 Government - for PFSI 10,063 11,197 8,467 11,100 12,448 Jumbo - for PMT 2 5 10 90 253 Total $ 23,891 $ 23,916 $ 19,563 $ 23,706 $ 28,304 Broker Direct Locks - for PFSI Conventional Conforming $ 2,146 $ 1,910 $ 2,234 $ 2,559 $ 2,533 Government 828 844 989 1,266 2,039 Jumbo 15 30 116 433 720 Closed-end second liens - 3 14 29 43 Total $ 2,989 $ 2,787 $ 3,352 $ 4,287 $ 5,335 Consumer Direct Locks - for PFSI Conventional Conforming $ 559 $ 371 $ 474 $ 551 $ 785 Government 817 887 1,338 1,698 3,972 Jumbo 5 3 12 21 26 Closed-end second liens 326 335 328 428 435 Total $ 1,707 $ 1,597 $ 2,152 $ 2,698 $ 5,218 Total locks $ 28,586 $ 28,300 $ 25,068 $ 30,691 $ 38,856

CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 30 Correspondent Broker Direct Consumer Direct Weighted Average FICO Weighted Average DTI 3Q23 4Q23 1Q24 2Q24 3Q24 3Q23 4Q23 1Q24 2Q24 3Q24 Government-insured 712 714 719 715 715 Government-insured 45 46 44 44 44 Conventional 762 762 765 765 770 Conventional 38 39 38 38 38 Weighted Average FICO Weighted Average DTI 3Q23 4Q23 1Q24 2Q24 3Q24 3Q23 4Q23 1Q24 2Q24 3Q24 Government-insured 711 715 723 714 716 Government-insured 46 47 46 46 46 Conventional 761 763 762 764 765 Conventional 39 39 39 39 38 Weighted Average FICO Weighted Average DTI 3Q23 4Q23 1Q24 2Q24 3Q24 3Q23 4Q23 1Q24 2Q24 3Q24 Government-insured 683 674 688 692 702 Government-insured 45 45 45 45 45 Conventional 743 747 746 747 752 Conventional 38 38 38 39 38

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA 31 Note: Figures may not sum due to rounding ($ in millions) 3Q23 2Q24 3Q24 Net income $ 92.9 $ 98.3 $ 69.4 Provision for income taxes 33.9 35.6 24.6 Income before provision for income taxes 126.8 133.9 93.9 Depreciation and amortization 13.2 14.2 13.8 Decrease (increase) in the fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (398.9) (99.4) 402.4 Hedging (gains) losses associated with MSRs 423.7 171.8 (242.1) Stock-based compensation 8.8 (2.2) 18.9 Non-recurring items - (12.5) - Interest expense on corporate debt and capital lease $ 23.9 $ 44.0 $ 51.1 Adjusted EBITDA $ 197.5 $ 249.7 $ 338.1

($ in millions) 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Net income (loss) $ 58.3 $ 92.9 $ (36.8) $ 39.3 $ 98.3 $ 69.4 Decrease (increase) in the fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (118.9) (398.9) 370.7 (170.0) (99.4) 402.4 Hedging (gains) losses associated with MSRs 155.1 423.7 (294.8) 294.6 171.8 (242.1) Non-recurring items - - 158.4 1.6 (12.5) - Tax impacts of adjustments⁽¹⁾ 9.7 6.7 62.9 33.9 16.1 43.1 Operating net income $ 84.8 $ 111.0 $ 134.5 $ 131.7 $ 142.1 $ 186.7 Average stockholders' equity $ 3,440.9 $ 3,517.5 $ 3,555.4 $ 3,552.3 $ 3,614.2 $ 3,694.8 Annualized operating return on equity 10% 13% 15% 15% 16% 20% ($ in millions) 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Servicing pretax income (loss) $ 46.5 $ 101.2 $ (95.5) $ 4.9 $ 88.5 $ (14.6) Decrease (increase) in the fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (118.9) (398.9) 370.7 (170.0) (99.4) 402.4 Hedging (gains) losses associated with MSRs 155.1 423.7 (294.8) 294.6 171.8 (242.1) Non-recurring items - - 158.4 1.6 (12.5) - Provision for credit losses on active loans (7.5) (6.0) 5.7 (6.6) 0.6 5.7 Servicing pretax income net of valuation related changes and non-recurring items $ 75.3 $ 120.0 $ 144.4 $ 124.7 $ 149.0 $ 151.4 RECONCILIATION OF GAAP ITEMS TO NON-GAAP ITEMS Note: Figures may not sum due to rounding 32 (1) Assumes a tax rate of 26.85% Reconciliation of GAAP net income (loss) to operating net income and annualized operating return on equity Reconciliation of GAAP servicing pretax income (loss) to servicing pretax income net of valuation related changes and non-recurring items